UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2016

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Jackson Avenue North Suite 102, Minneapolis, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-930-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 21, 2016, Appliance Recycling Centers of America, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended October 1, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Appliance Recycling Centers of America Inc., dated November 21, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2016	APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

	By:	/s/ Tony Isaac
Tony Isaac
Chief Executive Officer

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